UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 16, 2025
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

23 South Main Street, Suite 3B, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	WTM	New York Stock Exchange
	WTM.BH	Bermuda Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 8.01 Other Events.

On July 16, 2025, White Mountains Insurance Group, Ltd. (the “Borrower”) entered into a Credit Agreement (the “Credit Agreement”), which establishes a senior unsecured revolving credit facility of up to $250 million (the “Credit Facility”). BofA Securities, Inc. and Barclays Bank plc acted as joint lead arrangers and joint bookrunners for the Credit Facility.

The Credit Facility is undrawn as of the date hereof, and the Borrower has no current plans to draw on the Credit Facility. The Credit Facility matures on July 16, 2028.

All borrowings under the Credit Facility are subject to the satisfaction of customary conditions, including the absence of a default or an event of default and the accuracy in all material respects of representations and warranties.

In the case of loans under the Credit Facility denominated in U.S. dollars, interest will accrue at a rate per annum equal to, at the option of the Borrower, (a) term SOFR (including a credit spread adjustment of 0.10%) plus the applicable margin, (b) daily simple SOFR (including a credit spread adjustment of 0.10%) plus the applicable margin or (c) the alternate base rate plus the applicable margin. The applicable margin for borrowings under the Credit Facility ranges from 1.10% to 1.50% per annum with respect to term SOFR loans and daily simple SOFR loans, and from 0.10% to 0.50% per annum for alternate base rate loans, in each case, depending on the consolidated Debt to Cap Ratio (as such term is defined in the Credit Agreement) of the Borrower. The Credit Facility also provides for a facility fee, payable on the aggregate amount of the Credit Facility (whether used or unused), ranging from 0.15% to 0.25% per annum depending on the consolidated Debt to Cap Ratio of the Borrower.

The Credit Agreement requires the Borrower to maintain a certain minimum Consolidated Net Worth (as such term is defined in the Credit Agreement) and to not permit the consolidated Debt to Cap Ratio to exceed 32.5%. The Credit Agreement contains customary affirmative and negative covenants that, among other things and subject to certain exceptions, govern the incurrence of subsidiary indebtedness, liens and fundamental changes.

The Credit Agreement also contains customary events of default. If an event of default, as specified in the Credit Agreement, shall occur and be continuing, the Borrower may be required to repay all amounts outstanding under the Credit Facility.

The foregoing summary of the Credit Facility and the Credit Agreement is not complete and is qualified in its entirety by the full and complete text of the Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01   Financial Statements and Exhibits.

(d) Exhibits

10.1 Credit Agreement, dated as of July 16, 2025, among White Mountains Insurance Group, Ltd., the lenders party thereto and Bank of America, N.A., as the administrative agent

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this filing which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “could,” “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s:

•change in book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;
•incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance;
•projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, adjusted EBITDA, dividends, market share or other financial forecasts of White Mountains or its businesses;
•expansion and growth of its business and operations; and
•future capital expenditures.

These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including:

•the risks that are described from time to time in White Mountains’s filings with the Securities and Exchange Commission, including but not limited to White Mountains’s 2024 Annual Report on Form 10-K;
•claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, wildfires, tornadoes, tsunamis, severe weather, public health crises, terrorist attacks, war and war-like actions, explosions, infrastructure failures or cyber-attacks;
•recorded loss reserves subsequently proving to have been inadequate;
•the market value of White Mountains’s investment in MediaAlpha;
•business opportunities (or lack thereof) that may be presented to it and pursued;
•actions taken by rating agencies, such as financial strength or credit ratings downgrades or placing ratings on negative watch;
•the continued availability of capital and financing;
•the continued availability of fronting and reinsurance capacity;
•deterioration of general economic, market or business conditions, including due to outbreaks of contagious disease and corresponding mitigation efforts;
•competitive forces, including the conduct of other insurers;
•changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; and
•other factors, most of which are beyond White Mountains’s control.

Consequently, all of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
Date: July 16, 2025	By:	/s/ MICHAELA J. HILDRETH Michaela J. Hildreth Managing Director and Chief Accounting Officer
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